UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025

ADM Endeavors, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56047	45-0459323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5941 Posey Lane, Haltom City, TX	76117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 840-6271

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 19, 2025, ADM Endeavors, Inc. (the “Company”) entered into an equity financing agreement (the “Equity Financing Agreement”) with GHS Investments LLC (“GHS”), pursuant to which GHS will purchase up to $20,000,000 of Company common stock (the “Put Shares”) in tranches of up to $500,000, following an effective registration of the shares and subject to restrictions regarding the timing of each sale and total percentage stock ownership held by GHS. The purchase price for each tranche of Put Shares will be (i) prior to the Company listing its common stock on the Nasdaq Capital Market or another national exchange (the “Nasdaq Listing”), 80% of the lowest trading price during the 10-day period prior to each sale (the “Pricing Period”), or (ii) following the Nasdaq listing, 90% of the lowest volume-weighted average price during the Pricing Period subject to a $1.00 floor. Pursuant to the Equity Financing Agreement, the Company is also obligated to immediately issue an additional 1,156,738 shares of common stock to GHS as a commitment fee.

In connection with the Equity Financing Agreement, on December 19, 2025, the Company also entered into a registration rights agreement with GHS (the “Registration Rights Agreement”), pursuant to which the Company is obligated to file registration statement(s) with the Securities and Exchange Commission (the “SEC”) registering shares of common stock issuable pursuant to the Equity Financing Agreement, with the Company obligated to initially register 29,000,000 shares as may be permitted by the SEC. The Company is required to file the initial registration statement within 30 days and use commercially reasonable efforts to have the registration statement declared effective no more than 90 days after filing.

The foregoing descriptions of the Equity Financing Agreement and Registration Rights Agreement are qualified in their entirety by the full text of those agreements, which are attached hereto as Exhibits 10.1 and 10.2, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Equity Financing Agreement, dated December 19, 2025, by and between ADM Endeavors, Inc. and GHS Investments LLC
10.2	Registration Rights Agreement, dated December 19, 2025, by and between ADM Endeavors, Inc. and GHS Investments LLC
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADM ENDEAVORS, INC.

Date: December 23, 2025	By:	/s/ Marc Johnson
Marc Johnson Chief Executive Officer